UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 15, 2003

Nissan Wholesale Receivables Corporation II
(Originator of the Nissan Master Owner Trust Receivables)
(Exact name of registrant as specified in its charter)

Nissan Master Owner Trust Receivables
(Issuer with respect to the Securities)
(Exact name of registrant as specified in its charter)

Delaware	333-105666 333-105666-01	65-1184628 51-6538952
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (310) 719-8369

Item 5. Other Events.

Pursuant to Section 5.03(a) of the Indenture Supplement, dated as of October 15, 2003, by and between Nissan Master Owner Trust Receivables, as issuer, and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), Nissan Motor Acceptance Corporation, as servicer (the "Servicer") has delivered to the Indenture Trustee a monthly Servicer's report (the "Monthly Servicer's Report") and a monthly Servicer's certificate (the "Monthly Servicer's Certificate"). The Monthly Servicer's Report is attached hereto as Exhibit 20.1 and the "Monthly Servicer's Certificate is attached hereto as Exhibit 20.2.

Item 7(c).	Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
20.1	Monthly Servicer's Report for the month ended November 30, 2003
20.2	Monthly Servicer's Certificate for the month ended November 30, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN MASTER OWNER TRUST RECEIVABLES
By:	Nissan Wholesale Receivables Corporation II, as originator of Nissan Master Owner Trust Receivables

	By:	___/s/___Jennifer A. Kuritz___________
Jennifer A. Kuritz Assistant Treasurer

NISSAN WHOLESALE RECEIVABLES CORPORATION II

By:	___/s/___Jennifer A. Kuritz___________
Jennifer A. Kuritz Assistant Treasurer

December 22, 2003

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
20.1	Monthly Servicer's Report for the month ended November 30, 2003	5
20.2	Monthly Servicer's Certificate for the month ended November 30, 2003	8

Exhibit 20.1

NISSAN MASTER OWNER TRUST RECEIVABLES 2003-A

Monthly Servicer's Report

for the month ended November 30, 2003

NMOTR 2003-A
NISSAN MASTER OWNER TRUST RECEIVABLES - AGGREGATE SERIES

Period Collection	Collection	Accrual	Distribution
From	01-Oct-03	15-Oct-03	17-Nov-03
To	31-Oct-03	17-Nov-03
Days

Trust and Series Allocation - Beginning of Collection Period

Name		Outstanding Debt	Excess Funding Account	Amount Invested in Receivables	Required Primary Overcollateraliz. Amount	Required Participation Amount	Incremental Overcollateraliz. Amount	Excess Receivables	Total Receivables	Series Allocation Percentage (SAP)
Warehouse		750,000,000.00	0.00	750,000,000.00	97,500,000.00	22,500,000.00	2,331,443.13	450,323,000.65	1,322,654,443.78	100%
2003-A		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total Trust		$750,000,000.00	$0.00	$750,000,000.00	$97,500,000.00	$22,500,000.00	$2,331,443.13	$450,323,000.65	$1,322,654,443.78	100%

Trust and Series Allocation - End of Collection Period

Name		Outstanding Debt	Excess Funding Account	Amount Invested in Receivables	Required Primary Overcollateraliz. Amount	Required Participation Amount	Incremental Overcollateraliz. Amount	Excess Receivables	Total Receivables	Series Allocation Percentage (SAP)
Warehouse		50,000,000.00	0.00	50,000,000.00	6,657,223.80	3,250,000.00	0.00	11,185,086.38	14,435,086.38	5%
2003-A		950,000,000.00	0.00	950,000,000.00	126,487,252.11	61,750,000.00	0.00	212,516,641.13	274,266,641.13	95%

Total Trust		$1,000,000,000.00	$0.00	$1,000,000,000.00	$133,144,475.90	$65,000,000.00	$0.00	$223,701,727.50	$1,421,846,203.41	100%

Trust Principal Receivables						Trust Non-Principal Receivables
Beginning Gross Pool Balance			$1,421,502,482.90			Total Interest Collections			$3,833,920.60
Total Principal Collections			$855,596,098.87			Interest Collections			$4,119,564.24
Principal Collections			$855,596,098.87			CMA Offset			($285,643.64)
Principal Adjustments			$0.00			Interest Collections from Defaulted Dealers			$0.00
Principal Collections from Defaulted Dealers			$0.00			Recoveries on Receivables Written Off			$0.00
Investment in New Receivables			$873,325,465.29			Investment Income			$7,772.73
Receivables Added for Additional Accounts			$93,734,936.60
Repurchases			$1,962,217.20			Portfolio Yield
Principal Default Amounts			$0.00			Total Interest Collections			$3,833,920.60
Gross Ending Pool Balance			$1,531,004,568.72			/ Average Daily Pool Balance			$1,372,250,323.60
Less Net CMA Offset			($107,104,821.31)			* 360			360.00
Less Servicing Adjustment			($2,053,544.00)			/ Actual Days (prior month)			31.00
Net Collateral Balance			$1,421,846,203.41			Average Collection Rate			3.24%
						Servicing Fee			1.00%
Average Daily Balance			$1,372,250,323.60
Monthly Payment Rate			62.35%
Previous Monthly Payment Rate			60.51%			Net Portfolio Yield			2.2445%
Monthly Payment Rate 2 Months Ago			53.52%			Weighted Average Financing Cost			1.1200%
3-Month Average Payment Rate			58.79%			Excess Spread			1.1245%

Used Vehicle Balance			$182,012,459.02
Used Vehicle Percentage			12.80114%

Incremental Overcollateralization Amount			$ -

Total Balance in Excess Funding Accounts			$0.00
Total Balance in Accumulation Accounts			$0.00
Principal Default Amounts/Avg. Daily Balance			0.0000%

Summary of Collections
Total Principal Collections			855,596,098.87
Total Interest Collections			3,833,920.60
Total Collections			859,430,019.47

NISSAN MASTER OWNER TRUST RECEIVABLES - 2003-A SERIES

Period	Collection	Accrual	Distribution	Series Allocation Percentage at Month-End			95.00%
From	01-Oct-03	15-Oct-03	17-Nov-03	Floating Allocation Percentage at Month-End			85.67%
To	31-Oct-03	17-Nov-03
Days

Description of Collateral					Expected Final	Accumulation	Early Redemption
On the Distribution Date, the Series 2003-A balances were:					Payment Date	Period	Period
					09/15/06	03/01/06	No
Notes			950,000,000.00

Principal Amount of Debt			950,000,000.00
Required Overcollateralization			126,487,252.11
Incremental Overcollateralization Amount			-
Series Nominal Liquidation Amount			1,076,487,252.11
Required Participation Amount			61,750,000.00			Accumulation Account
Excess Receivables			212,516,641.13			Beginning	$ -
Total Collateral			1,350,753,893.23			Additions	-
						Ending Balance	$ -
Collateral as Percent of Notes			142.18%

NMOTR Trust Pool Activity
During the past Collection Period, the following activity occurred:
				2003-A		Distributions to Investors
			NMOTR	Investor Share		Days	33
			Total Pool			LIBOR	1.12000%
Beginning Gross Principal Pool Balance			1,421,502,482.90	-		Applicable Margin	0.06000%
Total Principal Collections			(855,596,098.87)	(381,872,607.17)			1.18000%
Investment in New Receivables			873,325,465.29	389,785,639.25
Receivables Added for Additional Accounts			93,734,936.60	41,836,100.78			Actual	Per $1000
Repurchases			(1,962,217.20)	(875,783.56)		Interest	$ 1,027,583.33	$ 1.08
Principal Default Amounts			-	-		Principal	$ -	$ -
Principal Reallocation			-	-		Unused Fee	$ -	$ -
New Series Issued During Collection Period			-	1,076,333,841.58
Less Net CMA Offset			(107,104,821.31)	(47,803,393.92)		Total Due Investors	$ 1,027,583.33	$ 1.08
Less Servicing Adjustment			(2,053,544.00)	(916,544.85)		Servicing Fee	$ 448,536.36
Ending Balance			1,421,846,203.41	1,076,487,252.11		Excess Cash Flow	$ 189,591.01

SAP for Next Period			95.00%

Average Receivable Balance			1,372,250,323.60
Monthly Payment Rate			62.35%			Reserve Account

Interest Collections						Required Balance	$ 7,125,000.00
During the past collection period, the following activity occurred:						Current Balance	7,125,000.00
						Defeceit/(Excess)	$ -
				2003-A
			Total Pool	Investor Share
Total Interest Collections			$ 3,833,920.60	$ 1,665,710.70
Principal Reallocations			-	-
Recoveries on Receivables Written Off			-	-
Total Available			$ 3,833,920.60	$ 1,665,710.70

Exhibit 20.2

NISSAN MASTER OWNER TRUST RECEIVABLES 2003-A

Monthly Servicer's Certificate

for the month ended November 30, 2003

NISSAN MOTOR ACCEPTANCE CORPORATION

NISSAN MASTER OWNER TRUST RECEIVABLES,
2003-A

Pursuant to Section 3.04 of the Amended and Restated Transfer and Servicing Agreement, dated as of October 15, 2003 (as in effect on the date hereof, the "Transfer and Servicing Agreement"), among Nissan Wholesale Receivables Corporation II, as transferor (the "Transferor"), Nissan Master Owner Trust Receivables, as issuer (the "Issuer") and Nissan Motor Acceptance Corporation, as servicer (the "Servicer") and Section 5.03(a) of the Indenture Supplement, dated as of October 15, 2003 (as in effect on the date hereof, the "Indenture Supplement") to the Amended and Restated Indenture, dated as of October 15, 2003 (as in effect on the date hereof, the "Base Indenture"; and together with the Indenture Supplement, the "Indenture"), each between the Issuer and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), the Servicer is required to prepare a Payment Date Statement. The undersigned, a duly Authorized Officer of the Servicer, does hereby certify in this Certificate (this "Certificate"):
(i)

Capitalized terms used in this Certificate have their respective meanings set forth in the Annex of Definitions attached to the Indenture and the other Transaction Documents or the Indenture Supplement, as applicable.

(ii)	This Certificate is being delivered pursuant to Section 5.03(a) of the Indenture Supplement.
(iii)	The undersigned is the Servicer under the Indenture and the Transfer and Servicing Agreement. The undersigned is an Authorized Officer of the Servicer.
(iv)	The date of the Certificate is on, or prior to, the Determination Date related to the Payment Date occurring on December 15, 2003.
(v)

As of the date hereof, the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Indenture and the Transfer and Servicing Agreement through the Collection Period preceding such Payment Date.

(vi)

As of the date hereof, no Early Amortization Event or Event of Default has occurred and is continuing under (and as defined in) the Indenture and, to the best of knowledge of the undersigned, no event or condition exists which notice and/or the passage of time, would constitute an Early Amortization Event or Event of Default.

(vii)	The Payment Date Statement with respect to the Payment Date occurring on December 15, 2003 is true, complete and accurate in all material respects.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of December, 2003.
NISSAN MOTOR ACCEPTANCE CORPORATION, as Servicer

By:	___/s/___Joji Tagawa___________
	Name: Title:	Joji Tagawa Treasurer